SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 15, 2011

Desert Hawk Gold Corp.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-169701	82-0230997
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

7723 North Morton Street, Spokane, WA	99208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 434-8161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

On June 15, 2011, we dismissed Child, Van Wagoner & Bradshaw, PLLC as our independent accountant.  The reports of Child, Van Wagoner & Bradshaw, PLLC on our financial statements for the fiscal years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report of Child, Van Wagoner & Bradshaw, PLLC dated April 7, 2010, on our financial statements for the years ended December 31, 2010 and 2009 contained a “going concern” paragraph.   Our Board of Directors approved the dismissal on June 15, 2011.  In connection with our audits for its two most recent fiscal years ended December 31, 2010 and 2009, and for the period up to the date of dismissal, we have had no disagreements with Child, Van Wagoner & Bradshaw, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements for such years.  We have provided Child, Van Wagoner & Bradshaw, PLLC a copy of this report and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter is included as an exhibit to this report.

(b)

We engaged DeCoria, Maichel & Teague, PS. (“DMT”) as our new independent accountants effective June 15, 2011.  During our two most recent fiscal years ended December 31, 2010, and through the date of this report, neither we, nor anyone on our behalf, has consulted with DMT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that the new accountant concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01

Financial Statements and Exhibits.

Item No.	Description
16.1	Letter dated June 20, 2011, from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desert Hawk Gold Corp.

Date:  June 20, 2011

By  /s/ Robert E. Jorgensen

       Robert E. Jorgensen, CEO

2